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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 28, 2000


                            MEDTECH DIAGNOSTICS, INC.
                   ------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

     Delaware                 33-13110                  11-2831380
------------------       ------------------         ---------------------
(State or other          (Commission File No.)      (I.R.S. Employer
Jurisdiction of                                     Identification Number)
Incorporation)


              900 Third Avenue, Suite 201, New York, New York 10022
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                    (Address of Principal Executive Offices)

                                 (212) 610-2778
                  ---------------------------------------------
              (Registrant's Telephone Number, including area code)

                                 Not applicable

             -------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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Item 2.           Acquisition or Disposition of Assets.

         On April 28, 2000, MedTech Diagnostics, Inc., a Delaware corporation (the "Registrant"), acquired all of the issued and outstanding capital stock of DelOtto Systems, Inc., a Pennsylvania corporation ("DelOtto Systems"), pursuant to the terms and conditions of a Stock Purchase Agreement dated April 24, 2000 by and between Michael Park, Andrew Patros and Robert Park (collectively the "Sellers") and MedTech Diagnostics, Inc. (the "Stock Purchase Agreement"). The Sellers constitute all of the shareholders of DelOtto Systems. DelOtto Systems is a full service provider of content management and content syndication services to business-to- business Internet companies. DelOtto Systems is based in Elmira, New York.

         Pursuant to the terms and conditions of the Stock Purchase Agreement, the Registrant acquired all of the issued and outstanding capital stock of DelOtto Systems in exchange for fifteen million (15,000,000) shares of the Registrant's authorized but unissued shares of common stock (the "MedTech Shares"). The MedTech Shares have not been registered under the Securities Act of 1933, as amended, and are subject to a lock-up agreement for a period of two
(2) years, the terms of which may be waived by the Board of Directors of the Registrant. Furthermore, the Registrant caused DelOtto Systems to enter into two
(2) year employment agreements with each of the Sellers and to appoint Robert Park to the Registrants Board of Directors, effective 91 days after the Special Meeting of Stockholders of the Registrant, currently scheduled for May 11, 2000. The terms and conditions of the Stock Purchase Agreement were determined through the arms-length negotiations between the parties.

         The foregoing description of the Stock Purchase Agreement and the transactions contemplated thereby is not intended to be complete and is qualified in its entirety by the complete text of the Stock Purchase Agreement, a copy of which is attached as an Exhibit to this Current Report on Form 8-K.

         Certain of the matters discussed herein include forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act of 1934. Statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include words such as "expects", "anticipates", "intends", "plans", "believes", "estimates" and similar expressions are forward-looking statements. The actions of current and potential new competitors, changes in technology, seasonality, business cycles, new regulatory requirements and other factors may impact greatly upon strategies and expectations and are outside our direct control.

Item 5.           Other Events.

         On March 17, 2000, the Board of Directors of the Registrant appointed Justin Model, Alan Rosenberg and Leonard Hagan to serve as directors of the Registrant to fill three of the vacancies on its Board of Directors. The appointments became effective immediately. The following is biographical information on Mr. Model, Mr. Rosenberg and Mr. Hagan:

         JUSTIN MODEL, 30: From December 1999 to April 2000, Mr. Model served as director


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         of business development of Predict It, Inc., a publicly traded company.
         In that capacity, Mr. Model was responsible for creating and establishing strategic relationships and partnerships with other Internet sites. From 1996 to 1999, Mr. Model served as Vice President for Business Development at the New York City Economic Development Corporation (EDC) under the auspices of Mayor Rudolph W. Giuliani. The EDC is New York City's primary vehicle for economic development services. At the EDC, Mr. Model was responsible for promoting New York City as a business center and facilitating the entry and retention of businesses in that city. Mr. Model received his Bachelors of Arts from Skidmore College in 1991 and has a Masters of Business Administration with highest honors from Fordham University in 2000.

         ALAN ROSENBERG, 30: Mr. Rosenberg is currently working on the development of the City of New York's E-Government Office. Under the executive director, he is responsible for developing and coordinating the city's e-procurement strategy. Some of his other projects include developing an e-signature policy and a Business-to-City portal. Prior to his current position Mr. Rosenberg was the Deputy Director of the Management Information Systems division of the New York City Mayor's Office since 1998. As Deputy Director, Mr. Rosenberg oversaw the day-to-day operations as well as the development of Information Technology strategies and policies. For the period 1994 through 1998, Mr. Rosenberg served as Director of Procurement for the New York City Mayor's Office where he managed and administered contracts valued at $2.8 billion. Prior to that position, he assisted the New York City Deputy Mayor for Economic Development in coordinating and overseeing several city agencies. Mr. Rosenberg received his Bachelors of Arts from Ohio State University in 1992.

         LEONARD HAGAN, 48: Mr. Hagan is a certified public accountant who since 1993 has been a partner at Hagan & Burns CPA's, PC, an accounting firm, in New York, New York. Mr. Hagan is also affiliated with LaFond, Hagan & Burns Associates, a financial services consulting firm that was formed in 1998. Mr. Hagan received his Bachelors of Arts from Ithaca College in 1974, and a Masters of Business Administration from Cornell University in 1976. Mr. Hagan is registered as the Financial and Operations Principal for the following broker-dealers registered with the Securities and Exchange Commission: Mason Hill & Co., Inc., Adelphia Capital LLC, Magna Securities Corp., Wintrade Inc. and Perez & Associates, LLC. Mr. Hagen is also a director of Bio-Medical Automation, Inc., a publicly traded corporation.

Item 7.           Financial Statement and Exhibits

                  (a)      Financial Statements of the Business Acquired

                  The financial statements responsive to this Item 7(a) shall be filed by an amendment to this Current Report on Form 8-K.

                  (b)      Pro Forma Financial Information


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                  The financial statements responsive to this Item 7(b) shall be filed by an amendment to this Current Report on Form 8-K.

                  (c)      Exhibits.

                  The following Exhibits are hereby filed as part of this Current Report on Form 8-K:

Exhibit     Description
-------     -----------

2.1 Stock Purchase Agreement dated April 24, 2000 by and among Michael Park, Robert Park and Andrew Patros and MedTech Diagnostics, Inc. with respect to the purchase of all of the issued and outstanding capital stock of DelOtto Systems, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, MedTech Diagnostics, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               MedTech Diagnostics, Inc.
                                                      (Registrant)

                                               By: /s/ STEVEN N. BRONSON
                                               ---------------------------
                                               Steven N. Bronson, Sole Officer

Dated: May 3, 2000